UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

 FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 Or 15(D) of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   July 12, 2011

American Standard Energy Corp.
(Exact name of registrant as specified in charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

4800 North Scottsdale Road, Suite 1400 Scottsdale, AZ (Address of principal executive offices)		85251 (Zip Code)

(408) 371-1929
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Pete D. Visalli, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 12, 2011 American Standard Energy Corp., (“American Standard” or the “Company”) issued a press release announcing that it will raise approximately $13 million in gross proceeds, before deducting placement agents’ fees and other offering expenses in an offering of units (the “Offering”) which consist of (i) 2,260,870 shares of common stock (the “Shares”); (ii) Series A Warrants to purchase 1,130,435 shares of common stock (the “Series A Warrant Shares”) which are exercisable immediately after issuance, have a 5-year term and a per share exercise price of $9.00; and (iii) Series B Warrants to purchase a number of shares of common stock, which shall only be exercisable if (A) the market price (as defined below) of the Company’s common stock on the 30th trading day following the earlier of (i) the effective date of a registration statement to sell the Shares and the Series A Warrant Shares, and (ii) the date on which the purchasers in the Offering can freely sell the Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) without restriction (the “Eligibility Date”) is less than the purchase price in the offering ($5.75); and (B) upon certain dilutive occurrences.

If made exercisable pursuant to (A) in the preceding sentence, the Series B Warrants will become immediately exercisable and will have an exercise price of $0.001 per share to purchase a number of shares of the Company’s common stock such that the aggregate average price per share purchased by the investors is equal to the market price (defined as the average of volume weighted average price for each of the previous 30 days as reported on the Over-The-Counter Bulletin Board during the 30 trading days preceding the measurement date). The exercise price of the Series A Warrants and the Series B Warrants is subject to adjustment under certain circumstances. The Offering is expected to close on July 15, 2011, subject to the satisfaction of customary closing conditions. The Company’s press release dated July 12, 2011, announcing its agreement to sell the Common Stock and Warrants, is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

The units were offered and sold pursuant to a Securities Purchase Agreement dated July 11, 2011. The gross proceeds to the Company from the Offering will be approximately $13 million. After deducting the fees of the placement agent and other estimated offering expenses, the net proceeds to the Company from the Offering will be approximately $12 million. The Company intends to use the offering proceeds for acquiring additional oil and gas properties and for working capital.

In connection with the Offering, the Company granted the investors registration rights pursuant to a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”), in which the Company agreed to register (1) 100% of the Shares; (2) all Series A Warrant Shares then issuable upon exercise of the Series A Warrants (assuming on such date the Series A Warrants are exercised in full without regard to any exercise limitations therein) and (3) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”) on a registration statement or registration statements (the “Registration Statements”) to be initially filed with the Securities and Exchange Commission (the “SEC”) within forty-five (45) calendar days after the Closing Date (the “Filing Deadline”) and use our best efforts to have it declared effective within one hundred twenty (120) calendar days after the Closing Date or within such other applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) as provided in the Registration Rights Agreement.

Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages, including, but not limited to, that the initial Registration Statement is not filed on or prior to the Filing Deadline, or the Registration Statement including the Registrable Securities is not declared effective by the applicable Effectiveness Deadline or after its Effective Deadline, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement, a delisting of the common stock from its principal trading market, or (B) the holders are not permitted to utilize the prospectus included in the Registration Statement to resell such Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) as a result of which any investor is unable to sell Registrable Securities without restriction under Rule 144 then as partial relief for any investor for the damages to any investor by reason of any such delay in its ability to sell the Registrable Shares the Company shall pay to each investor an amount in cash equal to 3% of the purchase price of such investor in the event the Company fails to file the initial Registration Statement with the SEC, or otherwise, one percent (1%) of the aggregate purchase price paid by such investor, as applicable on the date of such Effectiveness Failure, Maintenance Failure or Current Public Information Failure (as defined in the Registration Rights Agreement) and on every thirty (30) anniversary on any such failure until cured (collectively “Registration Delay Payments”) provided, however, that, no Registration Delay Payments shall be payable with respect to any period  during which all of such investors Registrable Securities may be sold by such investor without restriction under Rule 144.

Canaccord Genuity Inc. acted as the lead placement agent and Northland Capital Markets acted as co-placement agent for the offering.

The foregoing description of the Offering, Warrants and Registration Rights Agreement are qualified in their entirety by reference to the Securities Purchase Agreement, the form of Series A Warrant, the form of Series B Warrant and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference in their entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the securities in Item 1.01 is incorporated herein by reference in its entirety in response to this Item 3.02.

The securities were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act.  The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and upon such further representations from each investor that (i) such investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) such investor agrees not to sell or otherwise transfer the purchased securities or shares underlying such securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such investor has knowledge and experience in financial and business matters such that such investor is capable of evaluating the merits and risks of an investment in us, (iv) such investor  had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) such investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits.

10.1 10.2 10.3 10.4 99.1	Securities Purchase Agreement Form of Series A Warrant Form of Series B Warrant Registration Rights Agreement Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Standard Energy Corp.

Date: July 12, 2011	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer